UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 22, 2008

_______________________

CRYOLIFE, INC.
(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The description of the amendments to Article XIV of the Bylaws of CryoLife, Inc. (“CryoLife” or the “Company”) set forth in Item 5.03 below is incorporated by reference into this Item 3.03.  Among other things, Article XIV governs the requirements for shareholders to present proposals at meetings of shareholders and to have such proposals included in Company proxy materials.  The provision was revised effective October 22, 2008.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change of Control Agreement with D. Ashley Lee

On October 24, 2008, CryoLife entered into a change of control agreement (the “Agreement”) with D. Ashley Lee, the Company’s Executive Vice President, Chief Operating Officer and Chief Financial Officer.  The Agreement provides that the Company will pay to Mr. Lee a severance payment if he is terminated by the Company without cause or terminates his own employment for good reason for a period extending from six months before to two years after a change of control of the Company.

The material terms of the Agreement are as follows:

•
The initial term of the Agreement ends September 1, 2011 and renews on September 1, 2011 and every three-year anniversary thereafter, for an additional three-year term, unless the Company gives notice to Mr. Lee at least thirty days prior to the end of the current term that the Agreement shall not be extended.

•
The severance payment is an amount equal to two times the aggregate of Mr. Lee’s base salary as of the date of termination and bonus compensation for the year in which the termination of employment occurs (or if the bonus for that year has not yet been awarded, the most recently awarded bonus compensation).

•
Change of control means a change in the ownership of the Company, a change in the effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, as further defined within the Agreement.

•	The Agreement is not an employment agreement and both parties acknowledge that Mr. Lee’s employment is “at will.”

•
Mr. Lee agrees not to solicit any actual or prospective customers of CryoLife with whom he has had contact for a competing business or to solicit employees of CryoLife to leave the Company and join a competing business during the term of the Agreement and for a period of one year following the termination of the Agreement.

•
The Company is not required to make the severance payment and Mr. Lee is required to repay any portion of the severance payment already received if he solicits customers or employees of CryoLife during the term of the Agreement and for a period of one year following the termination of the Agreement.

Amendments to the Bylaws

The description of new Article VI to the Bylaws of CryoLife set forth in Item 5.03 below is incorporated by reference into this Item 5.02.  Revisions to Article VI were effective October 22, 2008, and provide executive officers, as well as directors, with expanded rights to indemnification and advancement of expenses.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) The Board of Directors (the “Board”) of CryoLife, upon recommendation of the Nominating and Corporate Governance Committee, amended and restated the Bylaws of the Company as of October 22, 2008.  The indemnification provisions contained in the amended and restated Bylaws were also recommended by the Compensation Committee of the Board.  In addition to minor clerical revisions, the Board made the following substantive amendments:

Registered Office

•
Article I was amended to clarify that the Company will maintain a registered office in the state of Florida, as required by applicable law, and that the Company’s registered agent may change the registered office when necessary.  Previously, the Bylaws did not address the Company’s registered office.

Shareholder Meetings

•
Article II, Section 3 was amended to resolve an ambiguity by clarifying that if no place has been expressly designated as the location for a shareholder meeting, the meeting shall be held at the Company’s principal executive offices.

•
Article II, Section 4 was amended to allow the Company to distribute notices of meetings to shareholders by any means allowable under Florida law.  Previously, the Bylaws required notices to be delivered personally or by first class mail.

•
Article II, Section 5, which facially allowed shareholders to take action where holders of 4/5ths of the outstanding shares signed a written consent on the record of the meeting, was removed as no longer applicable under Florida law.

•	A new Article II, Section 5 was adopted to clarify the circumstances under which shareholders may waive notice of a meeting, and under which attendance at a meeting constitutes a waiver of notice.

•
Article II, Section 6 was amended to expand the list of locations where the Company can maintain the list of shareholders entitled to vote at a given meeting.  Previously the list was required to be made available at the Company’s principal executive offices.  After the revision, the Company may choose to have the list instead maintained at the office of the transfer agent or at any location identified in the notice of the meeting.

•	Article II, Section 7 was amended to clarify quorum requirements, the proper procedure for adjournment and the calling of a new meeting if a quorum is not present.

•	Article II, Section 8 was amended to remove the restriction on voting trust agreements and to move the provisions governing the setting of record dates to Article VIII.

•	Article II, Section 9 was amended to reflect changes in Florida law, which among other things allow for electronic transmission of proxies.

•	Article II, Section 10 was added in order to provide general guidelines for the conduct of shareholder meetings.

•
Article II, Section 11 was added in order to allow the Board to adopt guidelines and procedures for shareholders and proxy holders not physically present at a shareholder meeting to participate in such meeting and to allow the Board to adopt guidelines and procedures for conducting a shareholder meeting solely by means of remote communication.

Board Meetings

•
Article III, Section 6 was amended so as to require that notice of any special meetings of the Board be given two (2) days prior to such meeting, instead of three (3), and to clarify that such notice can be communicated by any means permissible by law.

•
Article III, Section 8 was added in order to provide general guidelines for the conduct and adjournment of Board meetings, and to provide for the appointment of a Presiding Director.  New Section 8 also provides guidelines for remote participation in such meetings and supersedes prior Section 13 regarding telephonic meetings, which has been removed.  Previously, the Bylaws did not provide any guidelines for the conduct of Board meetings.

•
Article III, Section 10 (formerly Section 9) was amended to address the procedures for filling vacancies on the Board when the vacancy results from expansion of the Board or when an appointment occurs in advance of the vacancy.

•	Article V, Section 4 was amended to clarify procedures applicable to calling and holding committee meetings.

Officers

•	Article IV, Section 1 was amended to provide that the Board shall designate from among the officers it appoints which officers constitute executive officers responsible for policy-making functions.

•
Article IV, Section 3 was amended to clarify that as provided by law, the Board can remove any officer, regardless of whether he or she was appointed by the Board, and that an officer can be removed with or without cause.

•
Article IV, Section 5 was amended to clarify that the Presiding Director is not an officer of the Company, and that the Board retains flexibility to authorize an officer to prescribe the duties of other officers.

Indemnification of Directors and Officers

•
Article VI was replaced in its entirety.  New Article VI more closely tracks current Florida law and clarifies a number of points in light of recent legal developments regarding the interpretation of indemnification bylaws.  Previous Article VI provided that the Company was required to indemnify any officer or director (or former officer or director, his personal representatives, devisees or heirs) whenever a majority of the entire Board of Directors determined, in their judgment, that certain criteria set forth in former Section 607.14, Florida Statutes, were met.  Under the new provisions, indemnification is available only if the person to be indemnified acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful.  The corporation will have no obligation to provide indemnification until a determination has been made that the appropriate standard of conduct has been met and that indemnification is not prohibited by relevant law.

Other salient features of new Article VI include:

•
There is provision for mandatory advancement of expenses incurred by a director or officer in defending a proceeding if specified standards are met (the prior provision did not provide for advancement of expenses)

•	Rights continue as to a person who has ceased to be a director or officer
•
Rights under this provision are binding contract rights which are binding on the Company with respect to any conduct that takes place while the Bylaw remains in place, even if the Bylaw is later amended

•
The Company will not be obligated to indemnify directors and officers for proceedings initiated by them except for certain compulsory counterclaims and suits to recover rights to indemnification or advancement under Article VI

•
The Company will have no obligation to indemnify an officer or director for any settlement effected without its consent, nor for any judgment awarded in a proceeding in which the Company was not given an appropriate opportunity to participate.

Uncertificated Stock

•
Article VII was amended to refine the requirements and procedures related to the issuance of uncertificated shares.  Among other things, these changes clarify that a holder of uncertificated shares is not entitled to demand a certificate from the Company, and that stock certificates may be in any form approved by the Board of Directors and allowed by law.

Record Date

•
Article VIII was amended to more closely conform to Florida law.  After the amendment, the record date for a shareholder meeting or other action generally cannot be more than 70 days prior to the meeting or other action, and it may be set as close to the date of the meeting or other action as the Board may find desirable.  Previously, the Bylaws provided that the record date could not be more than 60 days prior to the meeting or other action, and had to be at least 10 days prior to the meeting or other action.

•
New Article VIII, Section 2 clarifies that as set forth by relevant law, the record date for determining shareholders entitled to demand a special meeting will be the close of business on the date the first shareholder delivers his or her demand to the corporation.

Fiscal Year

•	Article X was revised to clarify that the Board has flexibility to revise the fiscal year if it so chooses.

Stock in Other Corporations

•
A provision has been added to Article XII to provide that unless otherwise directed by the Board of Directors, the Chief Executive Officer shall be responsible for voting any securities in other corporations held by the Company.

Amendments to the Bylaws

•	Article XIII was amended to more closely conform the language to the requirements of Florida law.

Advance Notice of Shareholder Nominations and Proposals

•
Article XIV was amended to clarify the advance notice requirements for shareholder proposals relating to nomination for and election of directors and to clearly differentiate the procedures and requirements for such proposals from other business to be transacted at shareholder meetings.  Article XIV, as amended, provides that:

o
shareholders must now disclose certain underlying motives that may give rise to a director nomination, such as any material monetary agreements, arrangements or understandings between a stockholder and his or her nominee.

o	with respect to shareholder proposals, shareholders must now provide the Company with certain required information related to not only themselves but also with respect to specified affiliates.
o
nominees for election or reelection as director must now complete a questionnaire with respect to the background and qualification of such person and a written representation and agreement disclosing certain arrangements that may prevent the candidate from acting in the best interests of the Company.

o
the advance notice provisions of the Bylaws now clarify that they are applicable regardless of whether the shareholder making the proposal intends to utilize Rule 14a-8, promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended, to access the Company’s proxy statement.

Emergency Bylaws

•
New Article XVI provides a set of emergency bylaws that will become temporarily effective in the event the Board cannot be assembled due to a catastrophic event.  The emergency bylaws will suspend certain of the regularly effective bylaws during the pendency of any such emergency.  For example, during an emergency, any officer or director will be able to call a meeting of the board of directors, and notice and quorum requirements are greatly relaxed.  The emergency bylaws also allow for the appointment of temporary directors in the event that no directors are available to call or attend a meeting of directors.  Any director, officer or employee taking action pursuant to the emergency bylaws will be shielded from liability for any conduct other than willful misconduct.

The amended and restated Bylaws of the Company are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01(d)   Exhibits.

(a) Financial Statements.
Not applicable.

(b) Pro Forma Financial Information.
Not applicable.

(c) Shell Company Transactions.
Not applicable.

(d) Exhibits.

Exhibit Number	Description

3.1	Bylaws of CryoLife, Inc., as amended and restated as of October 22, 2008

10.1	Change of Control Agreement with D. Ashley Lee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: October 28, 2008	By:	/s/ D. A. Lee
	Name:	D. Ashley Lee
	Title:	Executive Vice President, Chief
Operating Officer and Chief
Financial Officer